Exhibit 99.1

	For the Nine Months Ended Sept. 25, 2005
	Actual	Pro Forma Adjustments(1)	Pro Forma Adjustments		Pro Forma
	(in thousands, except per share amounts)
Unaudited Pro Forma Condensed Consolidated Statement of Operations Data:
Net sales	$4,009,301	$(1,425,362)			$2,583,939

Expenses:
Cost of sales	2,469,663	(1,313,802)	(7,221	)(2)	1,148,641
Research and development	814,724	(219,526)			595,197
Marketing, general and administrative	698,974	(137,818)			561,155

Operating income	25,940	245,784			278,945
Interest income and other, net	13,126	(3,772)			9,354
Interest expense	(80,513)	17,448			(63,065)

Income (loss) before minority interest and income taxes	(41,447)	259,461			225,234
Minority interest in net loss of subsidiaries	105,985		(118,719	)(3)	(12,734)
(Benefit) provision for income taxes	(5,358)	13,580			8,222
Equity share in net loss of Spansion			(97,247	)(4)	(97,247)

Net income (loss)	$69,896				$107,031

Net income (loss) per share:
Basic	$0.18				$0.27
Diluted	$0.17				$0.26
Shares used in per share calculation:
Basic	395,839				395,839
Diluted	409,586				409,586

(1)	These pro forma adjustments are made to exclude the income statement line items of Spansion Inc. that were previously consolidated as a majority owned subsidiary.
(2)	This adjustment is made to include the amortization of the excess of fair value over net book value of assets acquired pursuant to the formation of Spansion LLC on June 30, 2003.
(3)	This adjustment represents the elimination of minority interest share of Spansion Inc.’s net loss.
(4)	This adjustment represents AMD’s 37.9 percent equity share in the net loss of Spansion Inc.

	For the Year Ended Dec. 26, 2004
	Actual	Pro Forma Adjustments(1)	Pro Forma Adjustments		Pro Forma
	(in thousands, except per share amounts)
Unaudited Pro Forma Condensed Consolidated Statement of Operations Data:
Net sales	$5,001,435	$(2,342,542)			$2,658,893

Expenses:
Cost of sales	3,032,586	(1,837,295)	(9,598	)(2)	1,185,692
Research and development	934,574	(273,467)			661,107
Marketing, general and administrative	807,011	(200,459)			606,552
Restructuring and other special charges (recoveries), net	5,456	—			5,456

Operating income	221,809	(31,320)			200,087
Interest income and other, net	(31,150)	(6,513)			(37,663)
Interest expense	(112,329)	21,115			(91,214)

Income (loss) before minority interest and income taxes	78,330	(16,719)			71,210
Minority interest in net loss of subsidiaries	18,664		(22,857	)(3)	(4,194)
(Benefit) provision for income taxes	5,838	8,908			14,746
Equity share in net loss of Spansion			(7,467	)(4)	(7,467)

Net income (loss)	$91,156				$(44,803)

Net income (loss) per share:
Basic	$0.25				$0.12
Diluted	$0.25				$0.12
Shares used in per share calculation:
Basic	358,886				358,886
Diluted	371,066				371,066

(1)	These pro forma adjustments are made to exclude the income statement line items of Spansion Inc. that were previously consolidated as a majority owned subsidiary.
(2)	This adjustment is made to include the amortization of the excess of fair value over net book value of assets acquired pursuant to the formation of Spansion LLC on June 30, 2003.
(3)	This adjustment represents the elimination of minority interest share of Spansion Inc.’s net loss.
(4)	This adjustment represents AMD’s 37.9 percent equity share in the net loss of Spansion Inc.

	As of Sept. 25, 2005
	Actual	Pro Forma Adjustments(1)	Pro Forma Adjustments(2)		Pro Forma Adjustments(3)		Pro Forma
	(in thousands, except per share amounts)
Unaudited Pro Forma Condensed Consolidated Balance Sheet Data:
ASSETS
Current assets:
Cash and cash equivalents	$806,115	$(119,024)	$		$		$687,091
Short-term investments	536,052	—					536,052

Total cash and cash equivalents and short-term investments	1,342,167	(119,024)		—		—	1,223,143
Accounts receivable	673,211	10,756					683,967
Accounts receivable from related party	204,383	(204,383)				80,780	80,780
Allowance for doubtful accounts	(15,795)	470					(15,325)

Total accounts receivable, net	861,799	(193,157)		—		80,780	749,422
Inventories:
Raw materials	49,738	(25,000)					24,738
Work-in-process	677,991	(384,723)					293,268
Finished goods	204,034	(72,511)					131,523

Total inventories	931,763	(482,233)		—		—	449,530
Deferred income taxes	54,232	(27,503)					26,729
Prepaid expenses and other current assets	263,878	(19,517)					244,361
Notes receivable from related party						340,886	340,886
Other receivable from related party	8,564	(8,564)					—

Total current assets	3,462,403	(849,998)		—		421,666	3,034,071
Property, plant and equipment:
Land and land improvements	68,792	(36,232)					32,560
Buildings and leasehold improvements	2,471,263	(1,395,349)					1,075,914
Equipment	7,774,795	(4,369,352)		(39,860)			3,365,583
Construction in progress	1,168,906	(201,107)					967,799

Total property, plant and equipment	11,483,756	(6,002,040)		(39,860)		—	5,441,856
Accumulated depreciation and amortization	(7,162,372)	4,355,483					(2,806,889)

Property, plant and equipment, net	4,321,384	(1,646,557)		(39,860)		—	2,634,967
Other assets	376,169	(38,389)		(25,698)			312,082
Equity Investment		988,335		50,780		(336,802)	702,313

Total assets	$8,159,956	$(1,546,609)		$(14,778)		$84,864	$6,683,433

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Notes payable to bank under revolving loans	$75,656	(75,656)					$—
Accounts payable	901,708	(296,998)					604,710
Accounts payable to related party	39,943	(39,943)				203,424	203,424
Accrued compensation and benefits	232,446	(60,838)					171,608
Accrued liabilities	390,213	(41,649)					348,564
Accrued royalties to related party	4,118	(4,118)					—
Accrued liabilities to Spansion Pension Trust	8,564	(8,564)					—
Restructuring accruals, current portion	21,355	(161)					21,194
Income taxes payable	12,245	(1,934)					10,311
Deferred income on shipments to distributors	163,652	(27,277)					136,375
Current portion of long-term debt and capital lease obligations	184,872	(165,487)					19,385
Current portion of long-term debt payable to related party	40,000	(40,000)					—
Other current liabilities	137,583	187					137,770

Total current liabilities	2,212,355	(762,439)		—		203,424	1,653,340
Deferred income taxes	50,630	(26,032)					24,598
Long-term debt and capital lease obligations, less current portion	1,708,872	(158,470)					1,550,402
Long-term debt payable to related party	—	—					—
Other long-term liabilities	436,802	(21,876)		(14,778)			400,148
Minority interest	777,052	(577,791)					199,261
Commitments and contingencies
Stockholders’ equity:
Capital stock:
Common stock	4,020	—					4,020
Capital in excess of par value	2,528,219	—					2,528,219
Treasury stock, at cost	(89,715)	—					(89,715)
Retained earnings	378,067	—				(118,560)	259,507
Accumulated other comprehensive income	153,654	—					153,654

Total stockholders’ equity	2,974,245	—		—		(118,560)	2,855,685

Total liabilities and stockholders’ equity	$8,159,956	(1,546,609)		(14,778)		84,864	$6,683,433

(1)	These adjustments are made to exclude the balance sheet line items of Spansion Inc. that were previously consolidated as a majority owned subsidiary.
(2)	These adjustments are made to exclude the impact of the remaining unamortized balances representing the excess of fair value over net book value of assets acquired and liabilities assumed pursuant to the formation of Spansion LLC on June 30, 2003.
(3)	These adjustments are made to include the receivable and payable balances between the Company and Spansion that were previously eliminated upon consolidation as well as the estimated loss on the dilution of the Company’s ownership interest in Spansion from 60 percent to 37.9 percent as a result of Spansion’s initial public offering of Class A common stock. Because the estimated loss was calculated based on Spansion’s net book value as of September 25, 2005 the actual amount of loss will be different as it will be based on Spansion’s net book value as of December 20, 2005.